Exhibit 99.1

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Exhibit 99.1

Nasdaq

Supplemental Information: Nasdaq's Updated Corporate Structure

To be implemented in advance of 4Q2022/FY2022 reporting

Supplemental Data (Unaudited)

November 8, 2022

Disclaimers

The segment disclosures for the periods presented on the following slides are for illustrative purposes only. Nasdaq intends to publish its fourth quarter and full year 2022 results, as well as all future reporting, in alignment with the new corporate structure described on the following slides. These unaudited segment disclosures are based on information available to management as of today and are subject to change. The final recast segment disclosure will be available in Nasdaq's Annual Report on Form 10-K for the year ended December 31, 2022.

Non-GAAP Information

In addition to disclosing results determined in accordance with U.S. GAAP, Nasdaq also discloses certain non-GAAP results of operations, including, but not limited to, non-GAAP net income attributable to Nasdaq, non-GAAP operating income, and non-GAAP operating expenses, that include certain adjustments or exclude certain charges and gains that are described in the reconciliation table of U.S. GAAP to non-GAAP information provided at ir.nasdaq.com/Income-Statement-Trend-Summary-and-GAAP-to-Non-GAAP-Reconciliation. Management uses this non-GAAP information internally, along with U.S. GAAP information, in evaluating our performance and in making financial and operational decisions. We believe our presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparisons of results as certain items do not reflect ongoing operating performance.

These measures are not in accordance with, or an alternative to, U.S. GAAP, and may be different from non-GAAP measures used by other companies. In addition, other companies, including companies in our industry, may calculate such measures differently, which reduces their usefulness as a comparative measure. Investors should not rely on any single financial measure when evaluating our business. This information should be considered as supplemental in nature and is not meant as a substitute for our operating results in accordance with U.S. GAAP. We recommend investors review the U.S. GAAP financial measures included in this presentation. When viewed in conjunction with our U.S. GAAP results and the accompanying reconciliations, we believe these non-GAAP measures provide greater transparency and a more complete understanding of factors affecting our business than U.S. GAAP measures alone.

We understand that analysts and investors regularly rely on non-GAAP financial measures, such as those noted above, to assess operating performance. We use these measures because they highlight trends more clearly in our business that may not otherwise be apparent when relying solely on U.S. GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our ongoing operating performance.

Organic revenue and expense growth, organic change and organic impact are non-GAAP measures that reflect adjustments for: (i) the impact of period-over-period changes in foreign currency exchange rates, and (ii) the revenues, expenses and operating income associated with acquisitions and divestitures for the twelve-month period following the date of the acquisition or divestiture. Reconciliations of these measures can be found in this presentation.

Foreign exchange impact: In countries with currencies other than the U.S. dollar, revenues and expenses are translated using monthly average exchange rates. Certain discussions in this presentation isolate the impact of year-over-year foreign currency fluctuations to better measure the comparability of operating results between periods. Operating results excluding the impact of foreign currency fluctuations are calculated by translating the current period’s results by the prior period’s exchange rates.

Website Disclosure

Nasdaq intends to use its website, ir.nasdaq.com, as a means for disclosing material non-public information and for complying with SEC Regulation FD and other disclosure obligations.

Elevating From the Pivot

Reorganizing Into Three Divisions:

Market Platforms

Accelerate digitization of markets and journey to cloud

Trading Services: Includes transactional revenue products related to operating Nasdaq's exchanges, clearing and settlement offerings.

Marketplace Technology: Comprises both the company's marketplace technology solutions for external market operators, as well as connectivity and other services related to our own markets.

Capital Access Platforms

Increase intelligence, efficiency & access in capital markets

Data & Listing Services: Comprises the largely-recurring, regulated data and listing offerings of Nasdaq's exchanges.

Index: Revenues from licensing Nasdaq's proprietary indexes to create financial products, as well as subscriptions to information about these indexes.

Workflows & Insights: Solutions and services to corporate issuers, investment managers and asset owners, predominantly recurring revenue and increasingly delivered via SaaS.

Anti-Financial Crime

Protect the Financial System

Anti-Financial Crime: Products and solutions which enable institutions, markets, and regulators to better identify and fight financial crime. This includes the Verafin Fraud and Anti-Money Laundering solutions as well as Nasdaq Trade & Market Surveillance products.

These solutions are almost entirely comprised of recurring revenues and are delivered via SaaS.

New Corporate Structure to Amplify Our Strategy

Delivering Our Story In A Simple And Powerful Way

Current Segment Reporting

Market Services
- Cash Equity Trading, Equity Derivatives & FICC Trading and Clearing
- Trade Management Services

Corporate Platforms
- Listing Services
- IR & ESG Services

Investment Intelligence
- Market Data
- Index
- Analytics

Market Technology
- Anti-Financial Crime Technology
- Market Infrastructure Technology

Solutions Businesses

New Segment Reporting

Market Platforms
- Trading Services
- Marketplace Technology *(includes Trade Management Services and Marketplace Infrastructure Technology)*

Capital Access Platforms
- Data & Listing Services *(includes Market Data and Listing Services)*
- Index
- Workflow & Insights *(includes IR & ESG Services and Analytics)*

Anti-Financial Crime
- Anti-Financial Crime Technology

Net Revenues

(US$ millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	2021	2020	2019	2018	2017
Market Platforms	$353	$356	$355	$356	$336	$353	$381	$1,427	$1,295	$1,089	$1,067	$981
Trading Services[1]	212	216	223	213	206	216	247	882	770	583	622	541
Marketplace Technology	141	140	132	143	130	137	134	545	525	506	445	440
Capital Access Platforms	459	458	460	457	435	421	410	1,723	1,449	1,281	1,205	1,053
Data and Listing Services[1]	216	219	223	215	209	208	203	835	736	700	684	642
Index	125	124	122	130	119	107	102	459	324	223	206	171
Workflows and Insights	118	115	115	112	107	106	105	429	389	358	315	240
Anti-Financial Crime[2]	77	75	72	68	62	58	42	231	116	107	98	79
Other	1	4	5	4	5	14	18	39	43	58	156	298
Total	890	893	892	885	838	846	851	3,420	2,903	2,535	2,526	2,411
Solutions Businesses	677	673	664	668	627	616	586	2,499	2,090	1,894	1,748	1,572

(US$ millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	2021	2020	2019	2018	2017
U.S. options data revenue reclassification[1]	$7	$7	$8	$7	$8	$11	$8	$34	$30	$23	$22	$22

[1] As part of the new corporate structure, U.S. Options industry data sales revenue from Options Price Reporting Authority (OPRA) were recast from Trading Services to Data and Listing Services.
[2] Net revenues include a purchase price adjustment on deferred revenue associated with the Verafin transaction of $28 million in 2021, $4 million in 4Q21, $7 million in 3Q21, $10 million in 2Q21, $7 million in 1Q21, and $1 million in 1Q22.

Non-GAAP Operating Income and Margin

(US$ millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	2021	2020	2019	2018	2017
Market Platforms													
Net revenues	$353	$356	$355	$356	$336	$353	$381	$352	$1,427	$1,295	$1,089	$1,067	$981
Expenses	163	167	174	174	160	154	168	192	655	640	580	548	500
Operating income	190	189	181	182	176	199	213	160	772	655	509	519	481
Operating Margin	54%	53%	51%	51%	52%	56%	56%	45%	54%	51%	47%	49%	49%
Capital Access Platforms													
Net revenues	459	458	460	457	435	421	410	392	1,723	1,449	1,281	1,205	1,053
Expenses	197	189	196	207	188	182	180	185	758	669	609	587	483
Operating income	262	269	264	250	247	239	230	207	965	780	672	618	570
Operating Margin	57%	59%	57%	55%	57%	57%	56%	53%	56%	54%	52%	51%	54%
Anti-Financial Crime [1]													
Net revenues	77	75	72	68	62	58	42	31	231	116	107	98	79
Expenses	56	55	57	51	48	49	38	22	187	81	73	68	56
Operating income	21	20	15	17	14	9	4	9	44	35	34	30	23
Operating Margin	27%	27%	21%	25%	23%	16%	10%	29%	19%	30%	32%	31%	29%
Other													
Net revenues	1	4	5	4	5	14	18	13	39	43	58	156	298
Expenses	1	2	1	2	1	7	7	7	16	24	33	117	232
Operating income	-	2	4	2	4	7	11	6	23	19	25	39	66
Total													
Net revenues	890	893	892	885	838	846	851	788	3,420	2,903	2,535	2,526	2,411
Expenses	417	413	428	434	397	392	393	406	1,616	1,414	1,295	1,320	1,271
Operating income	473	480	464	451	441	454	458	382	1,804	1,489	1,240	1,206	1,140
Operating Margin	53%	54%	52%	51%	53%	54%	54%	48%	53%	51%	49%	48%	47%

[1] Net revenues include a purchase price adjustment on deferred revenue associated with the Verafin transaction of $28 million in 2021, $4 million in 4Q21, $7 million in 3Q21, $10 million in 2Q21, $7 million in 1Q21, and $1 million in 1Q22.

Financial Reporting

Solutions Businesses Recast

(US$ millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	2021	2020	2019	2018	2017
Solutions Segments	$584	$582	$576	$581	$541	$527	$502	$2,152	$1,776	$1,596	$1,453	$1,278
OPRA reclassification	7	7	8	7	8	11	8	34	30	23	22	22
Add: Trade Management Services	86	84	80	80	78	78	76	313	284	275	273	272
Solutions Businesses	$677	$673	$664	$668	$627	$616	$586	$2,499	$2,090	$1,894	$1,748	$1,572

Organic Revenue Growth

Market Platforms

(US$ millions)			Total Variance		Organic Impact		Other[1]	
	Current Period	Prior year Period	$M	%	$M	%	$M	%
3Q22	$353	$336	$17	5%	$29	9%	$(12)	(4)%
2Q22	356	353	3	1%	14	4%	(11)	(3)%
1Q22	355	381	(26)	(7)%	(17)	(4)%	(9)	(2)%
4Q21	356	352	4	1%	8	2%	(4)	(1)%
2021 [2]	1,439	1,307	132	10%	115	9%	17	1%
2020 [3]	1,319	1,120	199	18%	189	17%	10	1%
2019 [3]	1,120	1,108	12	1%	(12)	(1)%	24	2%
2018 [3]	1,108	1,027	81	8%	82	8%	(1)	-%
2017 [3]	1,027	988	39	4%	(5)	(1)%	44	4%

Note: The sum of the percentage changes may not tie to the percent change in total variance due to rounding.
[1] Other impact primarily includes acquisitions, divestitures, and changes in FX rates.
[2] Market Platforms revenues for organic growth calculations have not been recast for the Broker Services wind down that occurred in 2022.
[3] Market Platforms revenues for organic growth calculations have not been recast for the sale of Nasdaq's U.S. Fixed Income business that occurred in 2021 or Broker Services wind down that occurred in 2022.

Organic Revenue Growth

Capital Access Platforms

(US$ millions)			Total Variance		Organic Impact		Other[1]	
	Current Period	Prior year Period	$M	%	$M	%	$M	%
3Q22	$459	$435	24	6%	32	7%	(8)	(2)%
2Q22	458	421	37	9%	45	11%	(8)	(2)%
1Q22	460	410	50	12%	55	13%	(5)	(1)%
4Q21	457	392	65	17%	67	17%	(2)	(1)%
2021	1,723	1,449	274	19%	261	18%	13	1%
2020 [2]	1,468	1,298	170	13%	154	12%	16	1%
2019 [2]	1,298	1,223	75	6%	83	7%	(8)	(1)%
2018 [2, 3]	1,263	1,111	152	14%	88	8%	64	6%
2017 [2,3,4]	1,305	1,224	81	7%	42	3%	39	3%

Note: The sum of the percentage changes may not tie to the percent change in total variance due to rounding.
[1] Other impact includes acquisitions, divestitures, and changes in FX rates.
[2] Revenues for organic growth calculations have not been recast for the NPM contribution and the sale of Nasdaq's U.S. Fixed Income business that occurred in 2021.
[3] Revenues for organic growth have not been recast for the divestiture of BWise enterprise, risk and compliance software, that occurred in 2019
[4] Revenues for organic growth have not been recast for the divestiture of the Public Relations Solutions and Digital Media Services businesses that occurred in 2018.

Organic Revenue Growth

Anti-Financial Crime

(US$ millions)			Total Variance		Organic Impact		Other[1]	
	Current Period	Prior year Period	$M	%	$M	%	$M	%
3Q22	$77	$62	15	24%	16	26%	(1)	(2)%
2Q22	75	58	17	29%	17	29%	-	-%
1Q22	72	42	30	71%	13	31%	17	40%
4Q21	68	31	37	119%	3	10%	34	110%
2021	231	116	115	99%	10	9%	105	91%
2020	116	107	9	8%	7	7%	2	2%
2019	107	98	9	9%	12	12%	(3)	(3)%
2018	98	79	19	24%	18	23%	1	1%
2017	79	64	15	23%	15	23%	-	-%

Note: The sum of the percentage changes may not tie to the percent change in total variance due to rounding.
[1] Other impact includes acquisitions, divestitures, and changes in FX rates.

Organic Revenue Growth

Marketplace Technology

(US$ millions)			Total Variance		Organic Impact		Other[1]	
	Current Period	Prior year Period	$M	%	$M	%	$M	%
3Q22	$141	$130	11	8%	13	10%	(2)	(2)%
2Q22	140	137	3	2%	6	4%	(3)	(2)%
1Q22	132	134	(2)	(1)%	2	2%	(4)	(3)%
4Q21	143	149	(6)	(4)%	(4)	(3)%	(2)	(1)%
2021 [2]	557	537	20	4%	17	3%	3	1%
2020 [3]	540	522	18	3%	12	2%	6	1%
2019 [3]	522	464	58	13%	20	4%	38	8%
2018 [3]	464	459	5	1%	8	2%	(3)	(1)%
2017 [3]	459	443	16	4%	17	4%	(1)	-%

Note: The sum of the percentage changes may not tie to the percent change in total variance due to rounding.
[1] Other impact includes acquisitions, divestitures, and changes in FX rates.
[2] Marketplace Technology revenues for organic growth calculations have not been recast for the Broker Services wind down that occurred in 2022
[3] Marketplace Technology revenues for organic growth calculations have not been recast for the NFI sale that occurred in 2021 or Broker Services wind down that occurred in 2022

Organic Revenue Growth

Solutions Businesses

(US$ millions)			Total Variance		Organic Impact		Other[1]	
	Current Period	Prior year Period	$M	%	$M	%	$M	%
3Q22	$677	$627	50	8%	61	10%	(11)	(2)%
2Q22	673	616	57	9%	68	11%	(11)	(2)%
1Q22	664	586	78	13%	70	12%	8	1%
4Q21	668	572	96	17%	66	12%	30	5%
2022 YTD	2,014	1,829	185	10%	194	11%	(9)	(1)%
2021 [2]	2,511	2,102	409	19%	288	14%	121	6%
2020 [3]	2,124	1,927	197	10%	173	9%	24	1%
2019 [3]	1,927	1,785	142	8%	115	6%	27	2%
2018 [3, 4]	1,825	1,649	176	11%	114	7%	62	4%
2017 [3, 4, 5]	1,843	1,731	112	6%	74	4%	38	2%

Note: The sum of the percentage changes may not tie to the percent change in total variance due to rounding.

[1] Other impact includes acquisitions, divestitures, and changes in FX rates.

[2] Solutions businesses revenues are not recast for the Broker Services wind down that occurred in 2022.

[3] Solutions businesses revenues are not recast for the NPM contribution and NFI sale that occurred in 2021 and the Broker Services wind down that occurred in 2022.

[4] Solutions businesses are not recast for the BWise enterprise governance, risk and compliance software platform, that occurred in 2019.

[5] Solutions businesses are not recast for the Public Relations Solutions and Digital Media Services businesses, that occurred in 2018.

Annualized Recurring Revenue

Segment ARR

(US$ millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	2021	2020
Capital Access Platforms	$1,172	$1,167	$1,146	$1,113	$1,084	$1,056	$1,029	$1,113	$986
Market Platforms	503	492	473	479	479	482	473	479	468
Anti-Financial Crime	295	288	280	269	259	255	246	269	111
Total	$1,970	$1,947	$1,899	$1,861	$1,822	$1,793	$1,748	$1,861	$1,565

Market Platforms

Trading Services Net Revenues by Asset Class

(US$ millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	2021	2020	2019	2018	2017
U.S. Equity Derivatives Trading[1]	$92	$88	$94	$83	$88	$84	$88	$343	$287	$232	$237	$199
U.S. Cash Equity Trading	70	76	68	68	61	73	90	292	262	161	172	147
Nordic Cash Equity Trading	24	29	34	33	32	34	38	137	119	93	103	96
Other[2]	26	23	27	29	25	25	31	110	102	97	110	99
Trading Services Net Revenues	$212	$216	$223	$213	$206	$216	$247	$882	$770	$583	$622	$541

[1] As part of the new corporate structure, U.S. Options industry data sales revenue from Options Price Reporting Authority (OPRA) were recast from Trading Services to Data and Listing Services.
[2] Other includes Nordic fixed income trading & clearing, Nordic derivatives, Nordic commodities, and Canadian cash equities trading.